SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                      filed pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 30, 1996

                         CURATIVE HEALTH SERVICES, INC.
             (Exact name of registrant as specified in its charter)

Minnesota                           0-19370                      41-1503914
(State or other jurisdiction     (Commission                  (I.R.S. Employer
      of incorporation)          File Number)                Identification No.)

14 Research Way, Box 9052, East Setauket, New York              11733-9502
    (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code               (516) 689-7000

                           Curative Technologies, Inc.

         (Former name or former address, if changed since last report.)


                            Exhibit Index on Page 3


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Item 5. Other Events.

        1)    At the Curative Health Services, Inc. (the
              "Company") Annual Meeting of Shareholders held
              May 30, 1996, the shareholders approved an amendment to the Company's Articles of Incorporation, which changed its name from "Curative Technologies, Inc." to "Curative Health Services, Inc."

        2) At the Company's Board of Directors meeting held on June 24, 1996, the Board of Directors adopted amendment to the Company's Bylaws with respect to notice requirements to the Board of Directors of certain stockholder proposals and the ability of stockholder to remove directors and call meetings.

Item 7.       Financial Statements and Exhibits.

        (c)   Exhibits.

        99.1  Fourth Restated Articles of Incorporation of the
              Company, as amended.

        99.2  Amended and Restated Bylaws of the Company.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 27, 1996

                                              CURATIVE HEALTH SERVICES, INC.

                                              By     /s/ John C. Prior
                                                 -------------------------------
                                                    John C. Prior
                                                    Chief Financial Officer

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

                                INDEX TO EXHIBITS
                                -----------------

(c)  Exhibits
     --------

                                                                        Page No.
                                                                        --------

     99.1    Fourth Restated Articles of Incorporation of the
             Company, as amended............................................

     99.2    Amended Restated Bylaws of the Company.........................


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